SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 25, 2006

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                         First Federal Bankshares, Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware                      0-25509                 42-1485449
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(State or other jurisdiction    (Commission File No.)     (I.R.S. Employer
    of incorporation)                                        Identification No.)

                    329 Pierce Street, Sioux City, Iowa 51101
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                    (Address of principal executive offices)

                                 (712) 277-0200
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

[_] Written communications pursuant to Rule 425 under the securities Act (12 C.F.R. 230.425)

[_] Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R. 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-(c))


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Item 2.02. Results of Operations and Financial Condition

      On April 25, 2006, First Federal Bankshares, Inc. issued a press release regarding its results of operations and financial condition at and for the three months and nine months ended March 31, 2006. The text of the press release and a related financial supplement are included as Exhibit 99.1 to this report. The information included in the press release text and the financial supplement is considered to be "furnished" under the Securities Exchange Act of 1934. The Company will include final financial statements and additional analyses at and for the three months and nine months ended March 31, 2006, as part of its Form 10-Q covering that period.

Item 9.01. Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits: The following exhibit is being furnished herewith:

       Exhibit No.    Exhibit Description

         99.1 Press release text and financial supplement of First Federal Bankshares, Inc. dated April 25, 2006.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      FIRST FEDERAL BANKSHARES, INC.

DATE:  April 28, 2006                 By:  /s/Michael W. Dosland
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                                           Michael W. Dosland
                                           President and Chief Executive Officer


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